EXHIBIT 10.1

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
DIVISION OF BUSINESS AND FINANCE
CONTRACT AMENDMENT

Page 1 of 1 with Attachment
1. AMENDMENT NUMBER: 06	2. CONTRACT NO.: YH04-0001-06	3. EFFECTIVE DATE OF MODIFICATION: October 1, 2003	4. PROGRAM: DHCM-Acute
5. CONTRACTOR/PROVIDER NAME AND ADDRESS: Phoenix Health Plan/Community Connection 1209 South 7th Avenue Phoenix, Arizona 85007
6. PURPOSE: To revise capitation rates contained in Section B.

7.  THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

     A.   The rates contained in the existing Section B are deleted and replaced with the attached revised capitation rates.  The purpose of this amendment is to adjust for premium tax that had not been included in previous rate schedules.

     NOTE:  Please sign, date and return one original to:          Gary L. Callahan, Contract Management Supervisor
                                                                                                AHCCCS Contracts and Purchasing
                                                                                                701 E Jefferson Street, MD5700
                                                                                                Phoenix, AZ  85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. NAME OF CONTRACTOR: Phoenix Health Plan/Community Connection		10. ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
SIGNATURE OF AUTHORIZED INDIVIDUAL: /s/ Nancy Novick NANCY NOVICK CHIEF EXECUTIVE OFFICER		SIGNATURE: /s/ Michael Veit MICHAEL VEIT CONTRACTS & PURCHASING ADMINISTRATOR
DATE: 11/10/03		DATE: OCTOBER 31, 2003

Final Awarded Rate – CYE04 Phoenix Health Plan: GSA 8 (Effective 10/01/03)
PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	TANF & KC <1 M&F	TANF & KC 1-13 M&F	TANF & KC 14 - 44 F [1]	TANF & KC 14 - 44 M [1]	TANF 45+ M&F	SSI w/ Medicare	SSI w/o Medicare	Extended Family Planning Services	Maternity Delivery Payment	AIDS / HIV Supplemental Payment	Non-MED Prior Period Coverage	Non-MED Prospective	MED Prior Period Coverage	MED Prospective	MED Hospitalized Supplemental
Originally Awarded PMPM	$362.11	$89.55	$156.04	$107.93	$307.78	$230.10	$463.50	$14.38	$5,617.75	$740.35	$531.41	$387.36	$1,521.38	$738.34	$9,108.27
Outpatient & Emergency Room Adjustment	1.46%	2.79%	3.22%	3.71%	3.14%	2.00%	2.94%	0.00%	-0.73%	0.00%	2.77%	2.77%	2.65%	2.65%	1.39%
Cost Sharing Proposal Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	-4.41%	0.00%	-5.09%	0.00%
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	-0.10%	-0.02%	-0.05%	-0.03%	-0.05%	-0.02%	-0.04%	-0.02%	-0.09%	0.00%	-0.06%	-0.06%	-0.06%	-0.06%	-0.23%
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	-0.17%	-0.06%	-0.16%	-0.30%	-0.41%	-0.09%	-0.38%	0.00%	0.04%	0.00%	-0.38%	-0.38%	-0.49%	-0.49%	-0.49%
Premium Tax Implementation Adjustment	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%
Total Adjustment Impacting Base PMPM [2]	3.25%	4.80%	5.11%	5.47%	4.77%	3.97%	4.60%	2.02%	1.24%	2.04%	4.41%	-0.20%	4.17%	-1.13%	2.72%
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$373.88	$93.85	$164.01	$113.84	$322.45	$239.24	$484.80	$14.67	$5,687.46	$755.46	$554.83	$386.59	$1,584.83	$730.00	$9,355.58
Impact of Electing the $50k Reinsurance Deductible [3]	6.08%	0.55%	1.31%	1.40%	0.87%	0.20%	3.47%	0.00%	-0.30%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Premium Tax Adjustment of Electing the $50k Reinsurance Deductible [3]	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	0.00%	2.04%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$397.06	$94.37	$166.19	$115.46	$325.30	$239.74	$501.95	$14.67	$5,669.95	$755.46	$554.83	$386.59	$1,584.83	$730.00	$9,355.58

PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	PPC Rural TANF & KC <1 M&F	PPC Rural TANF & KC 1-13 M&F	PPC Rural TANF & KC 14 - 44 F [1]	PPC Rural TANF & KC 14 - 44 M [1]	PPC Rural TANF 45+ M&F	PPC Rural SSI w/ Medicare	PPC Rural SSI w/o Medicare	PPC Urban TANF & KC <1 M&F	PPC Urban TANF & KC 1-13 M&F	PPC Urban TANF & KC 14 - 44 F [1]	PPC Urban TANF & KC 14 - 44 M [1]	PPC Urban TANF 45+ M&F	PPC Urban SSI w/ Medicare	PPC Urban SSI w/o Medicare
Originally Awarded PMPM	$714.74	$37.84	$143.67	$116.05	$269.14	$37.03	$82.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Outpatient & Emergency Room Adjustment	1.46%	2.79%	3.22%	3.71%	3.14%	2.00%	2.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost Sharing Proposal Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	-0.10%	-0.02%	-0.05%	-0.03%	-0.05%	-0.02%	-0.04%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	-0.17%	-0.06%	-0.16%	-0.30%	-0.41%	-0.09%	-0.38%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Premium Tax Implementation Adjustment	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Adjustment Impacting Base PMPM [2]	3.25%	4.80%	5.11%	5.47%	4.77%	3.97%	4.60%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$737.97	$39.66	$151.00	$122.40	$281.97	$38.50	$86.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Impact of Electing the $50k Reinsurance Deductible	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$737.97	$39.66	$151.00	$122.40	$281.97	$38.50	$86.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.
2. The adjustment is multiplicative, not additive.

3. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Final Awarded Rate - CYE04 Phoenix Health Plan: GSA 8 (Effective 10/01/03)
PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	TANF & KC <1 M&F	TANF & KC 1-13 M&F	TANF & KC 14 - 44 F [1]	TANF & KC 14 - 44 M [1]	TANF 45+ M&F	SSI w/ Medicare	SSI w/o Medicare	Extended Family Planning Services	Maternity Delivery Payment	AIDS / HIV Supplemental Payment	Non-MED Prior Period Coverage	Non-MED Prospective	MED Prior Period Coverage	MED Prospective	MED Hospitalized Supplemental
Originally Awarded PMPM	$362.11	$89.55	$156.04	$107.93	$307.78	$230.10	$463.50	$14.38	$5,617.75	$740.35	$531.41	$387.36	$1,521.38	$738.34	$9,108.27
Outpatient & Emergency Room Adjustment	$5.29	$2.49	$5.03	$4.00	$9.68	$4.61	$13.60	$0.00	($40.74)	$0.00	$14.71	$10.72	$40.31	$19.56	$126.36
Cost Sharing Proposal Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	($17.56)	$0.00	($38.56)	$0.00
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	($0.38)	($0.02)	($0.08)	($0.04)	($0.15)	($0.04)	($0.19)	($0.00)	($5.29)	$0.00	($0.31)	($0.21)	($0.91)	($0.42)	($21.01)
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	($0.62)	($0.06)	($0.26)	($0.34)	($1.31)	($0.21)	($1.81)	$0.00	$1.99	$0.00	($2.07)	($1.45)	($7.65)	($3.52)	($45.15)
Premium Tax Implementation Adjustment	$7.48	$1.88	$3.28	$2.28	$6.45	$4.78	$9.70	$0.29	$113.75	$15.11	$11.10	$7.73	$31.70	$14.60	$187.11
Total Adjustment Impacting Base PMPM	$11.77	$4.30	$7.97	$5.91	$14.67	$9.14	$21.30	$0.29	$69.71	$15.11	$23.42	($0.77)	$63.45	($8.34)	$247.32
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$373.88	$93.85	$164.01	$113.84	$322.45	$239.24	$484.80	$14.67	$5,687.46	$755.46	$554.83	$386.59	$1,584.83	$730.00	$9,355.58
Impact of Electing the $50k Reinsurance Deductible [2]	$22.72	$0.52	$2.14	$1.59	$2.79	$0.49	$16.81	$0.00	($17.16)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Premium Tax Adjustment of Electing the $50k Reinsurance Deductible 3	$0.46	$0.01	$0.04	$0.03	$0.06	$0.01	$0.34	$0.00	($0.35)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$397.06	$94.37	$166.19	$115.46	$325.30	$239.74	$501.95	$14.67	$5,669.95	$755.46	$554.83	$386.59	$1,584.83	$730.00	$9,355.58

PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	PPC Rural TANF & KC <1 M&F	PPC Rural TANF & KC 1-13 M&F	PPC Rural TANF & KC 14 - 44 F [1]	PPC Rural TANF & KC 14 - 44 M [1]	PPC Rural TANF 45+ M&F	PPC Rural SSI w/ Medicare	PPC Rural SSI w/o Medicare	PPC Urban TANF & KC <1 M&F	PPC Urban TANF & KC 1-13 M&F	PPC Urban TANF & KC 14 - 44 F [1]	PPC Urban TANF & KC 14 - 44 M [1]	PPC Urban TANF 45+ M&F	PPC Urban SSI w/ Medicare	PPC Urban SSI w/o Medicare
Originally Awarded PMPM	$714.74	$37.84	$143.67	$116.05	$269.14	$37.03	$82.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Outpatient & Emergency Room Adjustment	$10.44	$1.05	$4.63	$4.30	$8.46	$0.74	$2.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost Sharing Proposal Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	($0.75)	($0.01)	($0.07)	($0.04)	($0.13)	($0.01)	($0.03)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	($1.23)	($0.02)	($0.24)	($0.36)	($1.15)	($0.03)	($0.32)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Premium Tax Implementation Adjustment	$14.76	$0.79	$3.02	$2.45	$5.64	$0.77	$1.72	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Adjustment Impacting Base PMPM	$23.23	$1.82	$7.33	$6.35	$12.83	$1.47	$3.78	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$737.97	$39.66	$151.00	$122.40	$281.97	$38.50	$86.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Impact of Electing the $50k Reinsurance Deductible	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$737.97	$39.66	$151.00	$122.40	$281.97	$38.50	$86.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
1. The KidsCare age cohort covers individuals 14 - 18 years of age while the TANF rate cell includes 14 – 44.

2. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Final Awarded Rate – CYE04 Phoenix Health Plan: GSA 12 (Effective 10/01/03)
PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	TANF & KC <1 M&F	TANF & KC 1-13 M&F	TANF & KC 14 - 44 F [1]	TANF & KC 14 - 44 M [1]	TANF 45+ M&F	SSI w/ Medicare	SSI w/o Medicare	Extended Family Planning Services	Maternity Delivery Payment	AIDS / HIV Supplemental Payment	Non-MED Prior Period Coverage	Non-MED Prospective	MED Prior Period Coverage	MED Prospective	MED Hospitalized Supplemental
Originally Awarded PMPM	$352.43	$88.86	$151.56	$108.07	$318.52	$222.78	$454.21	$15.46	$5,599.72	$740.35	$516.02	$405.62	$1,509.89	$742.57	$9,000.32
Outpatient & Emergency Room Adjustment	1.46%	2.79%	3.22%	3.71%	3.14%	2.00%	2.94%	0.00%	-0.73%	0.00%	2.77%	2.77%	2.65%	2.65%	1.39%
Cost Sharing Proposal Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	-4.41%	0.00%	-5.09%	0.00%
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Hospital Inpatient DRI Trend Update Adjustment- (4.0% estimate changed to 3.8% actual)	-0.10%	-0.02%	-0.05%	-0.03%	-0.05%	-0.02%	-0.04%	-0.02%	-0.09%	0.00%	-0.06%	-0.06%	-0.06%	-0.06%	-0.23%
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	-0.17%	-0.06%	-0.16%	-0.30%	-0.41%	-0.09%	-0.38%	0.00%	0.04%	0.00%	-0.38%	-0.38%	-0.49%	-0.49%	-0.49%
Premium Tax Implementation Adjustment	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%
Total Adjustment Impacting Base PMPM [2]	3.25%	4.80%	5.11%	5.47%	4.77%	3.97%	4.60%	2.02%	1.24%	2.04%	4.41%	-0.20%	4.17%	-1.13%	2.72%
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$363.88	$93.13	$159.30	$113.99	$333.70	$231.63	$475.09	$15.77	$5,669.20	$755.46	$538.76	$404.81	$1,572.86	$734.18	$9,244.71
Impact of Electing the $50k Reinsurance Deductible [3]	6.14%	0.54%	1.32%	1.36%	0.82%	0.21%	3.47%	0.00%	-0.30%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Premium Tax Adjustment of Electing the $50k Reinsurance Deductible [3]	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	0.00%	2.04%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$386.68	$93.64	$161.44	$115.57	$336.49	$232.12	$491.93	$15.77	$5,652.03	$755.46	$538.76	$404.81	$1,572.86	$734.18	$9,244.71

PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	PPC Rural TANF & KC <1 M&F	PPC Rural TANF & KC 1-13 M&F	PPC Rural TANF & KC 14 - 44 F [1]	PPC Rural TANF & KC 14 - 44 M [1]	PPC Rural TANF 45+ M&F	PPC Rural SSI w/ Medicare	PPC Rural SSI w/o Medicare	PPC Urban TANF & KC <1 M&F	PPC Urban TANF & KC 1-13 M&F	PPC Urban TANF & KC 14 - 44 F [1]	PPC Urban TANF & KC 14 – 44 M [1]	PPC Urban TANF 45+ M&F	PPC Urban SSI w/ Medicare	PPC Urban SSI w/o Medicare
Originally Awarded PMPM	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,158.74	$37.84	$149.42	$120.69	$279.90	$29.06	$77.68
Outpatient & Emergency Room Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.46%	2.79%	3.22%	3.71%	3.14%	2.00%	2.94%
Cost Sharing Proposal Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-0.10%	-0.02%	-0.05%	-0.03%	-0.05%	-0.02%	-0.04%
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-0.17%	-0.06%	-0.16%	-0.30%	-0.41%	-0.09%	-0.38%
Premium Tax Implementation Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%
Total Adjustment Impacting Base PMPM [2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3.25%	4.80%	5.11%	5.47%	4.77%	3.97%	4.60%
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,196.40	$39.66	$157.05	$127.30	$293.24	$30.21	$81.25
Impact of Electing the $50k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,196.40	$39.66	$157.05	$127.30	$293.24	$30.21	$81.25
1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.
2. The adjustment is multiplicative, not additive.

3. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Final Awarded Rate- CYE04 Phoenix Health Plan: GSA 12 (EFFECTIVE 10/01/03)
PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	TANF & KC <1 M&F	TANF & KC 1-13 M&F	TANF & KC 14 - 44 F [1]	TANF & KC 14 - 44 M [1]	TANF 45+ M&F	SSI w/ Medicare	SSI w/o Medicare	Extended Family Planning Services	Maternity Delivery Payment	AIDS / HIV Supplemental Payment	Non-MED Prior Period Coverage	Non-MED Prospective	MED Prior Period Coverage	MED Prospective	MED Hospitalized Supplemental
Originally Awarded PMPM	$352.43	$88.86	$151.56	$108.07	$318.52	$222.78	$454.21	$15.46	$5,599.72	$740.35	$516.02	$405.62	$1,509.89	$742.57	$9,000.32
Outpatient & Emergency Room Adjustment	$5.15	$2.48	$4.88	$4.01	$10.01	$4.47	$13.33	$0.00	($40.61)	$0.00	$14.28	$11.23	$40.00	$19.67	$124.86
Cost Sharing Proposal Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	($18.39)	$0.00	($38.78)	$0.00
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	($0.37)	($0.02)	($0.07)	($0.04)	($0.15)	($0.04)	($0.18)	($0.00)	($5.27)	$0.00	($0.30)	($0.22)	($0.90)	($0.42)	($20.76)
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	($0.61)	($0.06)	($0.26)	($0.34)	($1.36)	($0.21)	($1.77)	$0.00	$1.98	$0.00	($2.01)	($1.51)	($7.59)	($3.54)	($44.61)
Premium Tax Implementation Adjustment	$7.28	$1.86	$3.19	$2.28	$6.67	$4.63	$9.50	$0.32	$113.38	$15.11	$10.78	$8.10	$31.46	$14.68	$184.89
Total Adjustment Impacting Base PMPM	$11.45	$4.27	$7.74	$5.92	$15.18	$8.85	$20.88	$0.31	$69.48	$15.11	$22.74	($0.81)	$62.97	($8.38)	$244.39
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$363.88	$93.13	$159.30	$113.99	$333.70	$231.63	$475.09	$15.77	$5,669.20	$755.46	$538.76	$404.81	$1,572.86	$734.18	$9,244.71
Impact of Electing the $50k Reinsurance Deductible [2]	$22.34	$0.51	$2.10	$1.55	$2.74	$0.48	$16.50	$0.00	($16.83)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Premium Tax Adjustment of Electing the $50k Reinsurance Deductible 3	$0.46	$0.01	$0.04	$0.03	$0.06	$0.01	$0.34	$0.00	($0.34)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$386.68	$93.64	$161.44	$115.57	$336.49	$232.12	$491.93	$15.77	$5,652.03	$755.46	$538.76	$404.81	$1,572.86	$734.18	$9,244.71

PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	PPC Rural TANF & KC <1 M&F	PPC Rural TANF & KC 1-13 M&F	PPC Rural TANF & KC 14 - 44 F [1]	PPC Rural TANF & KC 14 - 44 M [1]	PPC Rural TANF 45+ M&F	PPC Rural SSI w/ Medicare	PPC Rural SSI w/o Medicare	PPC Urban TANF & KC <1 M&F	PPC Urban TANF & KC 1-13 M&F	PPC Urban TANF & KC 14 - 44 F [1]	PPC Urban TANF & KC 14 - 44 M [1]	PPC Urban TANF 45+ M&F	PPC Urban SSI w/ Medicare	PPC Urban SSI w/o Medicare
Originally Awarded PMPM	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,158.74	$37.84	$149.42	$120.69	$279.90	$29.06	$77.68
Outpatient & Emergency Room Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$16.93	$1.05	$4.81	$4.48	$8.80	$0.58	$2.28
Cost Sharing Proposal Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	($1.21)	($0.01)	($0.07)	($0.04)	($0.13)	($0.01)	($0.03)
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	($1.99)	($0.02)	($0.25)	($0.37)	($1.19)	($0.03)	($0.30)
Premium Tax Implementation Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$23.93	$0.79	$3.14	$2.55	$5.86	$0.60	$1.63
Total Adjustment Impacting Base PMPM	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$37.66	$1.82	$7.63	$6.61	$13.34	$1.15	$3.57
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,196.40	$39.66	$157.05	$127.30	$293.24	$30.21	$81.25
Impact of Electing the $50k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,196.40	$39.66	$157.05	$127.30	$293.24	$30.21	$81.25
1. The KidsCare age cohort covers individuals 14 - 18 years of age while the TANF rate cell includes 14 - 44.

2. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Arizona Health Care Cost Containment System HIFA Capitation Rates CYE ‘04 Effective 10/1/03
Phoenix Health Plan

HIFA Parent Rates

GSA		14-44F	14-44M	45+
2	Yuma, La Paz
4	Mohave, Coconino, Apache, Navajo
6	Yavapai
8	Pinal, Gila	$182.60	$126.84	$357.54
10	Pima, Santa Cruz
12	Maricopa	$177.38	$126.98	$369.86
14	Graham, Greenlee, Cochise